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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K
                                  ------------
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of


                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                  May 22, 2006
                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

              Utah                                    87-0500306
 (State or other jurisdiction of             (IRS Employer Identification
         incorporation)                                 Number)


                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)



       Registrant's telephone number, including area code: (801) 954-7100





   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On May 22, 2006, USANA Health Sciences, Inc. (the "Company") entered into indemnification agreements (the "Indemnification Agreements") with each of its directors, Robert Anciaux, Jerry G. McClain, Ronald S. Poelman, Denis E. Waitley, Ph.D. and Myron W. Wentz, Ph.D., and with the following executive officers: Fred W. Cooper, Gilbert A. Fuller, Kevin Guest, G. Doug Hekking, Bradford Richardson, David A. Wentz, Mark H. Wilson, and Timothy Wood. The Indemnification Agreements, among other things, provide for indemnification of the respective director or officer for judgments, settlements, penalties and fines incurred by such person in any action or proceeding arising out of such person's services as a director or officer of the Company or at the Company's request. The Indemnification Agreements also provide for advancement of expenses to the indemnified person in connection with a legal proceeding.

In addition to the Indemnification Agreements, the Company's Amended and Restated Articles of Incorporation and Bylaws provide for indemnification and advancement of expenses for directors and officers. The Company believes that these provisions and agreements are necessary to attract and retain qualified persons to serve as directors and officers. There is no pending litigation or proceeding relating to the Company involving any of the Company's directors or officers.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the Indemnification Agreements. Forms of Indemnification Agreements for directors and certain officers of the Company are filed as Exhibit 10.1 and Exhibit 10.2 hereto, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits. (furnished herewith)

(d) Exhibits

      Exhibit No. Description

         10.1 Form of Indemnification Agreement between the Company and its directors.

         10.2 Form of Indemnification Agreement between the Company and certain of its officers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      USANA HEALTH SCIENCES, INC.





                                      By: /s/ Gilbert A. Fuller
                                      ---------------------------
                                      Gilbert A. Fuller,
                                      Chief Financial Officer

Date: May 24, 2006